UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charters)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On April 30, 2014, EQT Midstream Partners, LP (Partnership), EQT Midstream Services, LLC, the general partner of the Partnership (General Partner), EQM Gathering Opco, LLC, a wholly owned subsidiary of the Partnership (EQM Gathering), and EQT Gathering, LLC (EQT Gathering), a wholly owned subsidiary of EQT Corporation (EQT) entered into a definitive Contribution Agreement (Contribution Agreement) pursuant to which EQT Gathering will contribute to EQM Gathering certain assets constituting the Jupiter natural gas gathering system (Jupiter Acquisition).  The assets constituting the Jupiter natural gas gathering system consist of an approximately 35-mile natural gas gathering system located in Greene and Washington counties, Pennsylvania with the Callisto compressor station, which has approximately 150 MMcf per day compression capacity and the Jupiter compressor station, which has approximately 75 MMcf per day compression capacity. The Jupiter natural gas gathering system has six interconnects with the Partnership’s transmission and storage system and a total of 970 MMcf per day of pipeline capacity.

Subject to the terms and conditions of the Contribution Agreement, at the closing of the Jupiter Acquisition, the Partnership will pay total consideration (Acquisition Consideration) of $1.18 billion to EQT, consisting of approximately $1.21 billion in cash and $59 million in common units and general partner units of the Partnership. The per unit price to be used in determining the number of such common units and such general partner units will be the public offering price of common units in a firm commitment underwritten public offering of common units by the Partnership registered under the Securities Act of 1933, as amended (Securities Act) (Offering). The Partnership intends to fund the cash consideration in the Jupiter Acquisition with the net proceeds of the Offering and borrowings under our revolving credit facility. The common units and general partner units to be issued to subsidiaries of EQT as part of the Acquisition Consideration will be issued and sold in a private transaction exempt from registration under Section 4(2) of the Securities Act.

The Contribution Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties.  The Contribution Agreement may be terminated by the Partnership or EQT Gathering if the conditions to closing have become incapable of fulfillment prior to August 28, 2014.  Consummation of the Jupiter Acquisition is expected to occur on the closing date of the Offering and is subject to customary closing conditions, in addition to the condition that the Offering shall have been consummated and the Partnership shall have received at least $600,000,000 in net Offering proceeds.  There can be no assurance that all of the closing conditions will be satisfied.

The General Partner holds a 2% general partner interest and all incentive distribution rights in the Partnership.  EQT currently indirectly owns (a) 100% of the General Partner, which allows it to control the Partnership and to own the 2% general partner interest and all incentive distribution rights in the Partnership and (b) an approximately 42.6% limited partner interest in the Partnership.

The Conflicts Committee of the Board of Directors of the General Partner approved the Jupiter Acquisition and recommended approval of the Jupiter Acquisition to the Board of Directors, which then approved the Jupiter Acquisition.  The Conflicts Committee, which is composed entirely of independent directors, retained independent legal and financial advisors to assist in evaluating and negotiating the Jupiter Acquisition.

The Contribution Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Contribution Agreement.  They are not intended to provide any other factual information about the Partnership, the General Partner, EQT Gathering or EQM Gathering or their respective subsidiaries, affiliates or equity holders.  The representations, warranties and covenants contained in the Contribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Contribution Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors.  Moreover, the subject matter of the representations and warranties are subject to more recent developments.  Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the General Partner, EQT Gathering, EQM Gathering or their respective subsidiaries, affiliates or equity holders as of the date they were made or at any other time.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01          Regulation FD Disclosure.

On April 30, 2014, the Partnership issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.  The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

Audited financial statements of the Jupiter gathering system as of December 31, 2013 and 2012 and for the years ended December 31, 2013,  2012, and 2011, the notes related thereto and the Report of Independent Auditors issued by Ernst & Young LLP, as well as the unaudited financial statements of the Jupiter gathering system as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and the notes related thereto, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Partnership for the year ended December 31, 2013 and as of and for the three months ended March 31, 2014 and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)	Exhibits.

2.1

Contribution Agreement by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC, EQM Gathering Opco, LLC and EQT Gathering, LLC, dated as of April 30, 2014. The Partnership will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of the Jupiter gathering system as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, including the notes thereto.

99.2	Unaudited Financial Statements of the Jupiter gathering system as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, including the notes thereto.

99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements of EQT Midstream Partners, LP as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, including the notes thereto.

99.4	Press Release of EQT Midstream Partners, LP dated April 30, 2014.

Except for historical information contained herein, statements in this Form 8-K and the exhibits furnished herewith contain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include, but are not limited to, statements regarding: plans, strategies, and timing of the transactions contemplated under the Contribution Agreement and the anticipated Offering. The Partnership has based these forward-looking statements on current expectations and assumptions about future events.  While the Partnership considers these expectations and assumptions to be reasonable, these statements are not guaranties of future performance or events and are subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Partnership’s control, that could cause actual results to differ materially from projected results. With respect to the proposed transactions, these risks and uncertainties include, among others, the risks that the conditions to closing under the Contribution Agreement may not be satisfied and that the Offering may not occur.   Additional risks and uncertainties include, but are not limited to, those set forth under Item 1A, “Risk Factors” of the Partnership’s Form 10-K filed for the year ended December 31, 2013, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

	By:	EQT Midstream Services, LLC, its General Partner

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: April 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1

Contribution Agreement by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC, EQM Gathering Opco, LLC and EQT Gathering, LLC, dated as of April 30, 2014. The Partnership will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of the Jupiter gathering system as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, including the notes thereto.

99.2	Unaudited Financial Statements of the Jupiter gathering system as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, including the notes thereto.

99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements of EQT Midstream Partners, LP as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, including the notes thereto.

99.4	Press Release of EQT Midstream Partners, LP dated April 30, 2014.